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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 17, 1996
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                            Saga Communications, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-11588                              38-3042953
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       (Commission File Number)            (IRS Employer Identification No.)

   73 Kercheval Avenue, Grosse Pointe Farms, Michigan            48236
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       (Address of Principal Executive Offices)                (Zip Code)

                                 (313) 886-7070
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              (Registrant's Telephone Number, Including Area Code)



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     ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
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     On June 18, 1996, Saga Communications, Inc. (the "Registrant"), through its wholly-owned subsidiary Saga Communications of New England, Inc. ("SCNE"), acquired from Ocean Coast Properties ("OC"), a Maine corporation (the "Seller"), substantially all of the assets of radio stations WPOR AM/FM (the "Stations"), licensed to Portland, Maine. As of June 19, 1996, the Registrant owns one television station and 28 radio stations consisting of 17 FM and 11 AM radio stations.

     The acquisition price for the assets was approximately $10,000,000. The principal source of funds used to acquire the radio stations was borrowings under the Registrant's $54,000,000 senior secured term loan credit facility entered into on June 17, 1996 with The First National Bank of Boston; The Bank of New York, Fleet Bank, N.A., Mellon Bank, N.A., and Union Bank of California, N.A. (See item 5 below.)

     SCNE will utilize the FCC broadcast licenses, broadcast tower, antenna, transmitter and real property acquired from the Seller in a manner similar to that previously utilized by the Seller.

     The Asset Purchase Agreement and Press Release are attached hereto as Exhibits and incorporated herein by reference. The foregoing summary of the such exhibits is qualified in its entirety by reference to the complete text of such exhibits.

     ITEM 5. OTHER EVENTS
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     On June 17, 1996, the Registrant entered into an agreement (the "Credit
Agreement") with The First National Bank of Boston; The Bank of New York, Fleet Bank, N.A., Mellon Bank, N.A., and Union Bank of California; N.A. (collectively the "lenders"), to refinance the Company's financing facilities with two facilities (the "Facilities"): a $54,000,000 senior secured term loan (the "Term Loan") and a $56,000,000 senior secured reducing revolving/term loan facility (the "Revolving Loan"). The facilities mature June 30, 2003. The Company's indebtedness under the Facilities is secured by a first priority lien on substantially all the assets of the Registrant and its subsidiaries, by a pledge of its subsidiaries stock and by a guarantee of its subsidiaries.

     The Term Loan was used to refinance the Company's existing bank indebtedness, and to principally finance the acquisition of WPOR AM/FM (item 2 above). The Revolving Loan, of which $51,000,000 may be used for permitted acquisitions and related transaction expenses, and $5,000,000 may be used for working capital needs and stand-by letters of credit.



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     The Amended and Restated Credit Agreement and Press Release are attached hereto as Exhibits and incorporated herein by reference. The foregoing summary of such exhibits is qualified in its entirety by reference to the complete text of such exhibits.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

         (a) Financial Statements of Business Acquired
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             Ocean Coast Properties:
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             Report of Independent Auditors

             Balance Sheets at December 31, 1995 and December 25, 1994

             Statements of Earnings and Retained Earnings for the years ended December 31, 1995 and December 25, 1994

             Statement of Cash Flows for the years ended December 31, 1995 and December 25, 1994

             Notes to Financial Statements

             Unaudited Condensed Balance Sheet at March 31, 1996

             Unaudited Condensed Statement of Operations for the three month periods ended March 31, 1996 and 1995

             Unaudited Condensed Statement of Cash Flows for the three month periods ended March 31, 1996 and 1995

             Notes to Unaudited Financial Statements

         (b) Pro Forma Financial Statements
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             Pro Forma Combined Condensed Financial Statements (Unaudited):
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             Unaudited Pro Forma Combined Condensed Balance Sheet at
             March 31, 1996



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             Unaudited Pro Forma Combined Condensed Statement of Operations For
             the year ended December 31, 1995 and the three month period ended March 31, 1996

             Notes to Pro Forma Combined Condensed Financial Statements (Unaudited)

         (c) Exhibits
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             See exhibit index annexed hereto.

         (d) It is impracticable for the Registrant to provide the required historical and pro forma financial statements at this time. The Registrant undertakes to file such required financial statements when such statements are available. The required financial statements will be filed not later than August 13, 1996.



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                                  Exhibit Index
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     Item 601
      Exhibit
       Table
     Reference      Exhibit Title
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       (2)          Asset Purchase Agreement dated as of March 7, 1996 by and
                    between Saga Communications of New England, Inc. and Ocean
                    Coast Properties.

       (4)          Amended and Restated Credit Agreement dated as of
                    June 17, 1996 by and between Saga Communications, Inc. and The First National Bank of Boston; The Bank of New York, Fleet Bank, N.A., Mellon Bank, N.A., and Union Bank of California, N.A.

       (23)         Consent of Baker Newman & Noyes LLC *

       (99)         Press Release dated June 24, 1996


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*  To be filed on or prior to August 13, 1996.








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                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SAGA COMMUNICATIONS, INC.
                                Registrant

                                By: /s/ Norman L. McKee
                                    ---------------------------
                                Norman L. McKee
                                Senior Vice President, Chief
                                Financial Officer and Treasurer


Dated: July 2, 1996











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